                                 EXHIBIT 10.14

                                FIFTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of June 10, 1996, by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation, NIC COMPONENTS CORP. and NU HORIZONS INTERNATIONAL CORP., each a New York corporation, NU VISIONS MANUFACTURING, INC., a Massachusetts corporation, and NU HORIZONS/MERIT ELECTRONICS CORP., a Delaware corporation, having their respective principal offices at 6000 New Horizons Boulevard, North Amityville, New York (collectively, the "Borrowers") and FLEET BANK, N.A., formerly known as NatWest Bank N.A., formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS

     The Borrowers and the Bank entered into an Amended and Restated Loan Agreement dated as of April 29, 1994 as amended by a First Amendment dated as of August 24, 1994, a Second Amendment dated as of November 29, 1995, a Third Amendment dated as of January 10, 1996 and a Fourth Amendment dated as of April 8, 1996 (collectively, the "Loan Agreement"), under which certain financial accommodations were made available by the Bank to the Borrowers. Unless otherwise expressly provided herein, all capitalized terms used in this Fifth Amendment to Amended and Restated Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Borrowers have requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 7.8 of the Amended and Restated Loan Agreement is hereby amended to delete "$750,000" appearing therein and to substitute "$2,000,000" therefor.

     2. It is expressly understood and agreed that all collateral security for the Revolving Credit Loans and other extensions of credit set forth in the Amended and Restated Loan Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Revolving Credit Loans and other extensions of credit provided in the Amended and Restated Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Borrowers hereby absolutely and unconditionally confirm that
(i) each document and instrument executed by the Borrowers pursuant to the Amended and Restated Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Amended and Restated Loan Agreement (as herein amended), and (ii) the Amended and Restated Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. The terms "Revolving Credit Note" and "Note" shall include any Amended and Restated Revolving Credit Note.

          3. In order to induce the Bank to enter into this Fifth Amendment to Amended and Restated Loan Agreement, the Borrowers represent and warrant to the Bank that each of their representations and warranties made in the Amended and Restated Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party.

          4. No modification or waiver of any provisions of the Amended and Restated Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Borrowers therefrom shall, in any event, be effective unless made in writing and signed by the Bank and the Borrowers, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Borrowers in any case shall, of itself, entitle them to any further notice or demand in similar or other circumstances.

          5. The Borrowers agree to pay on demand, and the Bank may charge any deposit or loan accounts(s) of the Borrowers, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Fifth Amendment to Amended and Restated Loan Agreement.

          6. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or waiver of any other term or condition of the Amended and Restated Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Amended and Restated Loan Agreement or any of the documents referred to therein.

          7. This Fifth Amendment to Amended and Restated Loan Agreement is dated for convenience as of June 10, 1996 and shall be effective on the delivery of an executed counterpart hereof to the Borrowers. This Fifth Amendment to Amended and Restated Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Amended and Restated Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

NU HORIZONS ELECTRONICS CORP.           NIC COMPONENTS CORP.


By: /s/ Paul Durando                    By: /s/ Paul Durando
   ______________________                  ______________________
   Paul Durando                            Paul Durando
   Vice President-Finance                  Vice President-Finance


NU HORIZONS INTERNATIONAL CORP.  NU VISIONS MANUFACTURING, INC.



By: /s/ Paul Durando                    By: /s/ Paul Durando
   ______________________                   ______________________
   Paul Durando                             Paul Durando
   Vice President-Finance                   Vice President-Finance

NU HORIZONS/                            FLEET BANK, N.A.,
MERIT ELECTRONICS CORP.                 formerly known as NatWest Bank N.A.,
                                        formerly known as
                                        National Westminster Bank USA

By: /s/ Paul Durando                    By: /s/ Jeffrey B. Carstens
   ________________________                ______________________
   Paul Durando                            Jeffrey B. Carstens
   Vice President-Finance                  Vice President

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996



STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public

                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996



STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public

                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                      THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996



STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996




STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 11th day of June, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of FLEET BANK, N.A., the banking institution described in and which executed the foregoing instrument; and that he signed his name thereto by authority of such banking institution.

                                                     /s/ Patricia S. Murphy
                                                     ---------------------------
                                                     Notary Public


                                                       PATRICIA S. MURPHY
                                                NOTARY PUBLIC, State of New York
                                                         No. 30-4994230
                                                   Qualified in Nassau County
                                               Commission Expires March 30, 1998

                    THIRTEENTH AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                            -----------------------

     THIRTEENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of June 10, 1996, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 6000 New Horizons Boulevard, North Amityville, New York (the "Company") and FLEET BANK, N.A., formerly known as NatWest Bank N.A., formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS
                                    --------

     The Company and the Bank entered into a Revolving Credit and Term Loan Agreement dated as of May 26, 1988 (as amended by the First Amendment dated as of March 19, 1990, the Second Amendment dated as of February 28, 1991, the Third Amendment dated as of April 1, 1992, the Fourth Amendment dated as of April 8, 1992, a Fifth Amendment dated as of August 1, 1992, a Sixth Amendment dated as of October 1, 1992, a Seventh Amendment dated as of May 20, 1993, an Eighth Amendment dated as of January 14, 1994, a Ninth Amendment dated as of April 29, 1994, a Tenth Amendment dated as of November 29, 1995, an Eleventh Amendment dated as of January 10, 1996 and a Twelfth Amendment dated as of April 8, 1996 and as may be further amended, the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Bank to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this Thirteenth Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 6.17 of the Loan Agreement is hereby amended to delete "750,000" appearing therein and to substitute "$2,000,000" therefor.

     2. It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms. Nonetheless, at the request of the Bank, the Company shall promptly execute and deliver replacement notes to evidence all indebtedness outstanding under the Loan Agreement as hereby amended. The term "Notes" shall include any such replacement notes.

     3. In order to induce the Bank to enter into this Thirteenth Amendment to Loan Agreement, the Company represents and warrants to the Bank that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party. Notwithstanding the foregoing, to the extent that the representations and warranties contained in the Loan Agreement and in that certain amended and restated loan agreement dated as of April 29, 1994 among the Company, certain related corporations and the Bank (as previously amended and as may be amended from time to time, the "Restated Loan Agreement") differ, the representations and warranties contained in the Restated Loan Agreement shall control.

     4. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Bank and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     5. The Company agrees to pay on demand, and the Bank may charge any deposit or loan account(s) of the Company, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Thirteenth Amendment to Loan Agreement.

     6. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     7. This Thirteenth Amendment to Loan Agreement is dated for convenience of as June 10, 1996 and shall be effective on the delivery of an executed counterpart to the Company. This Thirteenth Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                    NU HORIZONS ELECTRONICS CORP.


                                    By: /s/ Paul Durando
                                       ______________________
                                       Paul Durando
                                       Vice President - Finance


                                    FLEET BANK, N.A.,
                                    formerly known as NatWest Bank N.A.,
                                    formerly known as
                                    National Westminster Bank USA


                                    By: /s/ Jeffrey B. Carstens
                                       ________________________
                                       Jeffrey B. Carstens
                                       Vice President

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996



STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On this 11th day of June, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of FLEET BANK, N.A., the banking institution described in and which executed the foregoing instrument; that he signed his name thereto by authority of such banking institution.


                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996

     The undersigned Guarantors acknowledge that there are no defenses or offsets to their respective Guaranties of the obligations under the Loan Agreement as amended by this Thirteenth Amendment and hereby agree and consent to the foregoing Thirteenth Amendment.

                                    NIC COMPONENTS CORP.


Dated:  June 11, 1996               By: /s/ Paul Durando
                                       ______________________
                                       Paul Durando
                                       Vice President-Finance


                                    NU HORIZONS INTERNATIONAL CORP.


Dated:  June 11, 1996               By: /s/ Paul Durando
                                       ______________________
                                       Paul Durando
                                       Vice President-Finance

                                    NU VISIONS MANUFACTURING, INC.


Dated:  June 11, 1996               By: /s/ Paul Durando
                                       ______________________
                                       Paul Durando
                                       Vice President-Finance

                                    NU HORIZONS/MERIT
                                    ELECTRONICS CORP.


Dated:  June 11, 1996               By: /s/ Paul Durando
                                       ______________________
                                       Paul Durando
                                       Vice President-Finance

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )


     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )


     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )


     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )


     On the 11th day of June, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                     /s/ Theresa Mady-Grove
                                                     ---------------------------
                                                     Notary Public


                                                       THERESA MADY-GROVE
                                                NOTARY PUBLIC, State of New York
                                                         No. 24-4943584
                                                   Qualified in Nassau County
                                                Commission Expires Oct. 31, 1996